UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 3, 2020

Henry Schein, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-27078	11-3136595
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

135 Duryea Road, Melville, New York	11747
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (631) 843-5500

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $.01 per share	HSIC	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

The COVID-19 pandemic is an unprecedented challenge for the global economy. As a result, Henry Schein (the “Company”) is experiencing lower sales across its global business. As part of a broad-based effort to support plans for the long-term health of Henry Schein’s business and to strengthen the Company’s financial flexibility, Henry Schein is implementing cost reduction measures that include certain reductions in payroll, substantially decreasing capital expenditures, reducing planned corporate spending and eliminating certain non-strategic targeted expenditures. As the COVID-19 pandemic unfolds, the Company will continue to evaluate appropriate actions for its business.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Stanley M. Bergman, the Company’s Chairman and Chief Executive Officer, agreed to a temporary reduction of 100% of his base salary, less any amounts necessary to cover any contributions Mr. Bergman makes to any benefit plans provided by the Company, from April 6, 2020 through June 30, 2020. Additionally, Mr. Bergman agreed that the salary reduction will not constitute “good reason” or breach under his employment agreement or any other agreement with the Company, and will not confer or trigger any additional rights or entitlements for him from the Company or any of its affiliates.

Henry Schein’s Chief Financial Officer and each of the other three most highly paid executive officers serving as of December 28, 2019 (our Named Executive Officers) will experience temporary salary reductions of 50% from April 6, 2020 through June 30, 2020. In addition, members of management at the level of Director through Senior Vice President will experience temporary salary reductions ranging from 10% to 25% during the same period. The salary reductions will not modify Mr. Bergman’s or the other executives’ rights that they may have with respect to the calculation of any annual or long term incentive awards or severance. The Company’s Board of Directors has agreed to a reduction of 25% of its non-employee directors’ cash retainer during the same period.

Item 7.01	Regulation FD Disclosure.

In March 2020, Henry Schein temporarily suspended its share repurchase program in an effort to preserve cash and exercise caution in this uncertain period. The Company currently has access to approximately $1.2 billion in liquidity, providing flexibility during this challenging time.

Henry Schein’s previous guidance on February 20, 2020 specifically noted that guidance assumes no significant supply chain disruption related to the Novel Coronavirus Disease 2019 (COVID-19) for certain infection control products. In light of the growing impact of COVID-19 on the business operations of the Company, the Company is also withdrawing its previously announced financial guidance for 2020. The Company plans to provide a further business update on its first quarter 2020 earnings call, which is expected to take place in May.

The information in Item 7.01 of this Current Report on Form 8-K is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of such section or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Cautionary Note Regarding Forward-Looking Statements

In accordance with the “Safe Harbor” provisions of the Private Securities Litigation Reform Act of 1995, we provide the following cautionary remarks regarding important factors that, among others, could cause future results to differ materially from the forward-looking statements, expectations and assumptions expressed or implied herein. All forward-looking statements made by us are subject to risks and uncertainties and are not guarantees of future performance. These forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause our actual results, performance and achievements or industry results to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. These statements are identified by the use of such terms as “may,” “could,” “expect,” “intend,” “believe,” “plan,” “estimate,” “forecast,” “project,” “anticipate,” “to be,” “to make”, “understand or understanding” “understand,” or other comparable terms. A full discussion of our operations and financial condition, status of litigation matters, including factors that may affect our business and future prospects, is contained in documents we have filed with the United States Securities and Exchange Commission, or SEC, and will be contained in all subsequent periodic filings we make with the SEC. These documents identify in detail important risk factors that could cause our actual performance to differ materially from current expectations.

Risk factors and uncertainties that could cause actual results to differ materially from current and historical results include, but are not limited to: effects of a highly competitive and consolidating market; increased competition by third party online commerce sites; our dependence on third parties for the manufacture and supply of our products; our dependence upon sales personnel, customers, suppliers and manufacturers; our dependence on our senior management; fluctuations in quarterly earnings; risks from expansion of customer purchasing power and multi-tiered costing structures; increases in shipping costs for our products or other service issues with our third-party shippers; general global macro-economic conditions; risks associated with currency fluctuations; risks associated with political and economic uncertainty; disruptions in financial markets; volatility of the market price of our common stock; changes in the health care industry; implementation of health care laws; failure to comply with regulatory requirements and data privacy laws; risks associated with our global operations; risks associated with the Novel Coronavirus Disease 2019 (COVID-19); risk associated with the United Kingdom’s withdrawal from the European Union; transitional challenges associated with acquisitions, dispositions and joint ventures, including the failure to achieve anticipated synergies/benefits; financial and tax risks associated with acquisitions, dispositions and joint ventures; litigation risks; new or unanticipated litigation developments and the status of litigation matters; the dependence on our continued product development, technical support and successful marketing in the technology segment; our dependence on third parties for certain technologically advanced components; risks from disruption to our information systems; cyberattacks or other privacy or data security breaches; certain provisions in our governing documents that may discourage third-party acquisitions of us; and changes in tax legislation. The order in which these factors appear should not be construed to indicate their relative importance or priority.

We caution that these factors may not be exhaustive and that many of these factors are beyond our ability to control or predict. Accordingly, any forward-looking statements contained herein should not be relied upon as a prediction of actual results. We undertake no duty and have no obligation to update forward-looking statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

HENRY SCHEIN, INC.
(Registrant)

Date: April 6, 2020	By:	/s/ Walter Siegel
Walter Siegel
Vice President and General Counsel